NOTE 7 - PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
NOTE 7 - PROPERTY AND EQUIPMENT

Property and equipment are stated at historical cost less accumulated depreciation. Depreciation is computed using the straight-line method at rates intended to depreciate the costs of assets over their estimated useful lives. Upon retirement or sale of property and equipment, the cost of the disposed assets and related accumulated depreciation is removed from the accounts and any resulting gain or loss is credited or charged to selling, general and administrative expenses. Expenditures for normal repairs and maintenance are charged to expense as incurred.

Additions and expenditures for improving or rebuilding existing assets that extend the useful life are capitalized. Leasehold improvements made either at the inception of the lease or during the lease term are amortized over the shorter of their economic lives or the lease term including any renewals that are reasonably assured.

Property and equipment consisted of the followings at December 31, 2017 and 2016:

	2017	2016
Computer equipment	$7,582	$26,672
Website	5,000	5,000
Extraction and lab equipment	559,257	558,061
Land	50,723	-
Leasehold improvement	34,152	-
Total property and equipment	656,714	589,733
Less accumulated depreciation	(172,783)	(108,886)
Net property and equipment	$483,931	$480,847

Depreciation expense for the years ended December 31, 2017 and 2016 totaled $78,457 and $76,860, respectively.